UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

______________________________

FORM 8-K
______________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2014

EAGLE ROCK ENERGY PARTNERS, L.P.
(Exact name of Registrant as specified in its charter)

Delaware	001-33016	68-0629883
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

1415 Louisiana Street, Suite 2700
Houston, Texas  77002
(Address of principal executive offices, including zip code)

(281) 408-1200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement

On May 28, 2014 the lenders under the Amended and Restated Credit Agreement by and among Eagle Rock Energy Partners, L.P. (the “Partnership”), the lenders party thereto and Wells Fargo Bank, National Association, as administrative agent, dated June 22, 2011, as amended on December 28, 2012, July 23, 2013 and February 25, 2014 (the “Credit Agreement”), entered into a Fourth Amendment (the “Fourth Amendment”) to the Credit Agreement.
The Fourth Amendment provides for, among other things, a continuation for another quarter (through the second quarter of 2014 only) of a temporary step-up in the Total Leverage Ratio (as defined in the Credit Agreement) to 5.85:1.00 which will decline over time as set forth below:

Fiscal Quarter Ended	Total Leverage Ratio
June 30, 2014	5.85:1.00
September 30, 2014	4.75:1.00
December 31, 2014 through the Maturity Date	4.50:1.00

In addition, the Fourth Amendment provides for a continuation for another quarter (through the second quarter of 2014 only) of a temporary step-up in the temporary requirement to maintain a Senior Secured Leverage Ratio (as defined in the Credit Agreement) to 3.40:1.00, which will decline over time as set forth below before expiring entirely for all quarters following the third quarter of 2014 ended September 30, 2014:

Fiscal Quarter Ended	Total Senior Secured Leverage Ratio
June 30, 2014	3.40:1.00
September 30, 2014	2.95:1.00

The Fourth Amendment also provides for the following changes to the Credit Agreement:

•
Increases the multiplier applicable to the Midstream Attributed Value (as defined in the Credit Agreement) and Midstream Component (as defined in the Credit Agreement) for the second quarter of 2014 from 3.75:1.00 to 4.50:1.00 and for the third quarter of 2014 from 3.75:1.00 to 4.30:1.00, which increase results in a new Midstream Component of $489,165,178 effective June 1, 2014.

•
A new Upstream Component (as defined in the Credit Agreement) redetermined at $330,000,000, reduced from $380,000,000, effective June 1, 2014 until the next redetermination of the Upstream Component which now will occur September 1, 2014 instead of October 1, 2014.

•
A reduction in the aggregate commitments of the lenders under the Credit Agreement to $819,165,178 as of May 30, 2014, with further automatic reductions in such aggregate commitments in amounts equal to, and upon, any future reductions in the Midstream Component or Upstream Component .

Also pursuant to the Fourth Amendment, the administrative agent and lenders under the Credit Agreement confirmed to the Partnership that (i) the principal amount of any Partnership indebtedness assumed by Regency Energy Partners, LP (“Regency”) pursuant to the previously announced pending contribution of the Partnership’s midstream business to Regency (the “Contribution”), as a portion of the consideration therefor, constitutes cash for the purposes of compliance with certain asset disposition restrictions contained in the Credit Agreement and (ii) the administrative agent has the authority to release, and shall release upon consummation of the Contribution all liens on all the entities being contributed to Regency pursuant to the Contribution.

The foregoing description of the Fourth Amendment is a general description only and is qualified in its entirety by reference to the Fourth Amendment, a copy of which is attached as Exhibit 10.1 to this Current Report and incorporated herein by reference.

Item 7.01.    Regulation FD Disclosure

On May 28, 2014, the Partnership issued a press release announcing the Partnership's entry into the Fourth Amendment. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information set forth in this Item 7.01 and the attached Exhibit 99.1 includes “forward-looking statements.” All statements, other than statements of historical facts, included in this Item 7.01 and the attached Exhibit 99.1 that address activities, events or developments that the Partnership expects, believes or anticipates will or may occur in the future are forward-looking statements. These forward-looking statements are based on certain assumptions made by the Partnership in reliance on its experience and perception of historical trends, current conditions, expected future developments and other factors the Partnership believes are appropriate under the circumstances. Such statements are inherently uncertain and are subject to a number of risks, many of which are beyond the Partnership’s control. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, the Partnership’s actual results and plans could differ materially from those implied or expressed by any forward-looking statement. The Partnership undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information or future events. For a detailed list of the Partnership’s risk factors and other cautionary statements, including without limitation risks related to the production, gathering, processing, marketing, and trading of natural gas and natural gas liquids, please consult the Partnership’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission (“SEC") for the year ended December 31, 2013 and Quarterly Reports on Form 10-Q, filed with the SEC for subsequent quarters, as well as any other public filings and press releases.

The information in Item 7.01 of this Current Report on Form 8-K, including the attached Exhibit 99.1, is being “furnished” pursuant to Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and is not incorporated by reference into any Partnership filing, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01.     Financial Statements and Exhibits

(d) Exhibits

Exhibit Number        Description

10.1
Fourth Amendment to Amended and Restated Credit Agreement by and among the Partnership, the lenders party thereto and Wells Fargo Bank, National Association, as the administrative agent, dated May 28, 2014

99.1	Press release of Eagle Rock Energy Partners, L.P. dated May 28, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Partnership has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EAGLE ROCK ENERGY PARTNERS, L.P.

	By:	Eagle Rock Energy GP, L.P.,
its general partner

	By:	Eagle Rock Energy G&P, LLC,
its general partner

Date: May 28, 2014	By:	/s/ Charles C. Boettcher
Charles C. Boettcher
Senior Vice President and General Counsel

Exhibit Index

Exhibit Number        Description

10.1
Fourth Amendment to Amended and Restated Credit Agreement by and among the Partnership, the lenders party thereto and Wells Fargo Bank, National Association, as the administrative agent, dated May 28, 2014

99.1	Press release of Eagle Rock Energy Partners, L.P. dated May 28, 2014